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                                                                   EXHIBIT 99.2

            [This proxy card will be printed on green card stock.]

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                                                                [LOGO OF COMPAQ]

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                                [LOGO OF COMPAQ]

                                     PROXY

                          COMPAQ COMPUTER CORPORATION
              Special Meeting of Shareowners to be held    , 200
                                     p.m.

      This proxy is solicited on behalf of the Compaq Board of Directors

The undersigned hereby appoints Ben K. Wells and Thomas C. Siekman, and each of them, with full power of substitution, proxies of the undersigned to vote all shares of common stock of Compaq Computer Corporation that the undersigned is
entitled to vote at the Special Meeting of Shareowners to be held on       ,
200 , and all adjournments thereof, with all the powers the undersigned would possess if personally present, and particularly, without limiting the generality of the foregoing, to vote and act on the following matter and in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF REORGANIZATION AMONG HEWLETT-PACKARD COMPANY, HELOISE MERGER CORPORATION AND COMPAQ AND APPROVE THE MERGER CONTEMPLATED THEREBY.

Shareowners of record at the close of business on       , 200  will be entitled
to vote at the Special Meeting or any adjournments thereof.

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  SEE         (continued, and to be signed, on the reverse side)          SEE
REVERSE                                                                 REVERSE
 SIDE                                                                    SIDE
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                                [LOGO OF COMPAQ]
Compaq Computer Corporation
c/o

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                 Vote by Internet                                     Vote by Telephone
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It's fast, convenient, and your vote is immediately It's fast, convenient and immediate!
confirmed and posted.

                                                    Call Toll-Free on a Touch-Tone Phone     . If
                                                    outside the continental U.S. call collect on a Touch-
                                                    Tone Phone      .

Follow these four easy steps:                       Follow these four easy steps:

1. Read the accompanying Joint Proxy Statement/     1. Read the accompanying Joint Proxy Statement/
  Prospectus and Proxy Card.                          Prospectus and Proxy Card.

2. Go to the Website.                               2. Call the toll-free number,          .
  http://www.

3. Enter your 14-digit Control Number located on    3. Enter your 14-digit Control Number located on
  your Proxy Card above your name.                    your Proxy Card above your name.

4. Follow the instructions provided.                4. Follow the recorded instructions.

Your vote is important!                             Your vote is important!

Go to http://www.       anytime!                    Call       anytime!
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   Do not return your Proxy Card if you are voting by Internet or telephone.

                        PLEASE DETACH PROXY CARD HERE.

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    Please mark
    votes as in this
[X] example

             The Compaq Board of Directors recommends a vote FOR:

                                                      For Against Abstain
The proposal to approve and adopt the Agreement and   [_]   [_]     [_]
Plan of Reorganization among Hewlett-Packard Company,
Heloise Merger Corporation and Compaq Computer
Corporation and approve the merger contemplated thereby.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING                          [_]

MARK HERE FOR ADDRESS CHANGE AND NOTE CORRECTIONS AT LEFT            [_]

Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign with the full corporation name by authorized officer or officers.

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Signature: ________________________ Date: _____ Signature: ______________________ Date: _____
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